Rule 497(e)

File Nos. 33-82610

and 811-03249

Maximum Value Plan

Maxim Series Account MVP of

Great-West Life & Annuity Insurance Company

Maxim Growth Index Portfolio

Supplement dated July 17, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Growth Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders. The Liquidation is subject to the approval of the shareholders of Maxim Growth Index Portfolio.

The special shareholder meeting for shareholders to consider and vote on the proposed Liquidation, originally scheduled for June 26, 2006 and later adjourned until July 12, 2006, was adjourned until 3:00 P.M. Mountain Time on July 19, 2006 in order for Maxim Series Fund, Inc. to solicit additional votes with respect to the Liquidation.

If the Liquidation is approved by shareholders, shares of Maxim Growth Index Portfolio will no longer be offered for sale, except in connection with the reinvestment of dividends, and the Investment Division that invests in Maxim Growth Index Portfolio will be closed to additional Contributions and Transfers in of contract value, effective upon the close of the New York Stock Exchange on the date the Liquidation is approved by shareholders.

If approved by shareholders on July 19, 2006, the Liquidation is expected to be finalized on July 21, 2006. Upon completion of the Liquidation, Maxim Growth Index Portfolio will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved. If you are a contract owner, the liquidating distribution will be automatically transferred to the Maxim Money Market Sub-Account under your Contract.

You will be permitted to transfer all your contract value allocated to the Investment Division that invests in Maxim Growth Index Portfolio to other investment options available under your contract at any time prior to the date Maxim Growth Index Portfolio makes a liquidating distribution to shareholders.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.